                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _______________
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 6, 2001
                                _______________
                                KeraVision, Inc.
             (Exact name of registrant as specified in its charter)
                                _______________

Delaware                                   000-26316                     45-1570294
(State or other jurisdiction of      (Commission File Number)         (I.R.S. Employer
incorporation or organization)                                     Identification Number)

                              48630 Milmont Drive

                          Fremont, California  94538
                                (510) 353-3000
  (Address, including zip code, and telephone number, including area code, of principal executive offices)
                                _______________
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ITEM 5.  OTHER EVENTS

         On June 6, 2001, KeraVision, Inc., in chapter 11 case No. 01-41564-T11, filed a monthly operating report for the month of April 2001 with the United States Bankruptcy Court, Oakland division.

         The foregoing description is qualified in its entirety by reference to the Registrant's April Monthly Report, a copy of which is attached hereto as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c)   Exhibits.

         99.1 Chapter 11 Monthly Operating Report for April 2001 filed by KeraVision, Inc., in chapter 11 case No. 01-41564-T11, filed with the United States Bankruptcy Court, Oakland division, on June 6, 2001.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Fremont, State of California, on this 7th day of June, 2001.

                                    KeraVision, Inc.



                                    By:  /s/ Christopher James
                                       -----------------------------
                                    Name:  Christopher James
                                    Title: Vice President of Finance